UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Changes.

On March 12, 2014, Prudential Financial, Inc. (the “Company”) announced that Peter Sayre will retire as Senior Vice President, Controller and Principal Accounting Officer effective immediately. Mr. Sayre will assist with the transition of his responsibilities and has agreed to continue serving as a Senior Vice President to oversee several projects until he retires from the Company, effective October 31, 2014.

On March 12, 2014, the Company also announced that Robert Axel, 47, has been appointed as Senior Vice President, Controller and Principal Accounting Officer, to succeed Mr. Sayre, effective immediately.

Since 2010, Mr. Axel has been Vice President and Deputy Controller for the Company. In this role, he has been responsible for the Company’s external reporting, including quarterly and annual filings with the SEC as well as regulatory filings with state insurance departments and the Federal Reserve. Previously, Mr. Axel was Vice President, Deputy Controller and Chief Accountant overseeing the accounting policy and finance function for the Company’s Asset & Liability Management (ALM) unit. Before joining the Company, Mr. Axel was a Senior Manager in PricewaterhouseCoopers’ financial services practice. He earned a B.A. in Accounting from Franklin & Marshall College. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Mr. Axel will participate in the compensation plans and arrangements applicable to senior officers of the Company, including the 2014 Long-Term Incentive Program.

A copy of the Company’s news release, dated March 12, 2014, announcing the retirement of Mr. Sayre and the appointment of Mr. Axel is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this Current Report on Form 8-K:

99.1	News release, dated March 12, 2014, of Prudential Financial, Inc. announcing the retirement of Peter Sayre and the appointment of Robert Axel as Senior Vice President, Controller and Principal Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL FINANCIAL, INC.

Date: March 12, 2014	By:	/s/ Brian J. Morris
	Name:	Brian J. Morris
	Title:	Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	News release, dated March 12, 2014, of Prudential Financial, Inc. announcing the retirement of Peter Sayre and the appointment of Robert Axel as Senior Vice President, Controller and Principal Accounting Officer.